Exhibit 99.1

74th Annual Shareholders Meeting Federal Home Loan Bank of Boston April 18, 2007

Agenda The State of the Bank Michael A. Jessee Invisible or Remarkable? Seth Godin Reflections on the News Steve Kroft

Forward-Looking Statements Michael A. Jessee’s address describes anticipated developments, projections, estimates, or future predictions of the Bank. These statements may use forward-looking terminology, such as “anticipates,” “believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or variations on these terms. The Bank cautions that, by their nature, forward-looking statements are subject to a number of risks and uncertainties, and that actual results could differ materially from those expressed or implied in these forward-looking statements. As a result, you are cautioned not to place undue reliance on such statements.

Today’s Topics Overview of Bank’s financial condition Pending legislative and regulatory matters Success of targeted funding programs Bank initiative to foster growth and better quality service

FHLBank System Remains Strong Members: 8,100+ Total Assets: $1.02 trillion – up 2% Advances: $641 billion – up 3% Mortgage Loans Held: $98 billion – down 7% Capital Stock: $45 billion – up 1% Net Income: $2.6 billion – up 3% All 12 FHLBanks completed SEC registration System securities remain AAA-rated Based on Office of Finance, 2006 Combined Financial Report

2006 Bank Accomplishments Achieved record-breaking net income Attained highest ever average-advances balance Paid dividends consistently above short-term, market-rate indices Aggressively grew retained earnings Maintained AAA, stable-outlook rating Did not require restatement of financials Earned high exam rating from regulator

Total Assets (in billions) $41.5 $40.4 $41.9 $43.6 $51.8 $41.6 $57.7 $50.1 $57.5 $59.6 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2002 2003 2004 2005 2006 Yearend Average

Advances (in billions) $26.9 $24.4 $26.1 $26.3 $30.2 $25.8 $38.1 $30.9 $37.3 $40.1 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 2002 2003 2004 2005 2006 Yearend Average

Yearend MPF Balances (in billions) $2.5 $4.5 $4.0 $4.9 $4.5 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 2002 2003 2004 2005 2006

Yearend Investment Portfolio Balances (in billions) $11.8 $11.1 $17.3 $14.5 $15.2 $6.3 $3.5 $2.0 $6.5 $3.0 $1.6 $6.0 $9.7 $1.6 $6.3 $6.9 $1.3 $7.2 $6.8 $1.2 $0.0 $5.0 $10.0 $15.0 $20.0 2002 2003 2004 2005 2006 MBS Money Markets Agencies

Net Income (in millions) $75.8 $91.6 $89.5 $135.3 $195.8 $0.0 $30.0 $60.0 $90.0 $120.0 $150.0 $180.0 $210.0 2002 2003 2004 2005 2006

Return on Equity 3.48% 3.65% 4.25% 5.81% 7.23% 0.00% 2.00% 4.00% 6.00% 8.00% 2002 2003 2004 2005 2006

Retained Earnings (in millions) $44.7 $61.8 $95.9 $135.1 $187.3 $0.0 $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $175.0 $200.0 2002 2003 2004 2005 2006

Dividend Payout Ratios 103% 81% 62% 71% 73% 0% 20% 40% 60% 80% 100% 120% 2002 2003 2004 2005 2006

Trends in Risk Exposure Consistently low credit risk Advances totally collateralized Money-market portfolio invested in A-rated counterparties or better MBS portfolio is AAA-rated, with most securities credit-enhanced above AAA requirements MPF portfolio is very high quality and seasoned Fixed-rate, conforming loans only Member credit enhancement Delinquency rate of 0.12%, >90 days

Market-Risk Exposure (in millions) $92 $62 $110 $96 $118 $135 $119 $187 $0 $40 $80 $120 $160 $200 2003 2004 2005 2006 VaR Retained Earnings

National Issues Regulatory climate for FHLBanks More benign, with strong emphasis on safety and soundness Withdrew controversial portions of capital rule Six additional public-interest directors appointed Additional discretionary seat in Connecticut

National Issues GSE legislative debate Frank-Paulson negotiations Passed House Financial Services on March 29 Fannie-Freddie Housing Fund Senate prospects

Key Provisions of GSE Bill New independent regulator for three GSEs Appointed director with five-year term Five-member board: Treasury, HUD, two appointees, and director Three divisions: FHLBanks; Fannie-Freddie; Mission Agency Powers: Similar to other bank regulatory agencies Safety and soundness Capital standards Retained-mortgage portfolios Receivership New activities FHLB director appointments and compensation

Targeted Financing Programs Affordable Housing Program 2006: nearly $13 million for 33 initiatives and 826 units throughout New England $21.8 million to be awarded in 2007 Equity Builder Program 2006: nearly $2.3 million awarded Will award more than $3.2 million this year Community Development Advances Readily available low-cost funding for affordable housing and economic development Approved more than $890 million to finance 2,820 housing units and 105 economic-development initiatives in 2006

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AHP in Action

Challenges and Opportunities Grow the Bank for the benefit of all members Natural limitations because of geography, consolidation, and our risk tolerance Implement best practices to bring about better quality service Streamline collateral policies and expand member borrowing capacity Conduct research and develop new products Continue prudent, conservative strategy Maintain highest agency ratings, regulator confidence

74th Annual Shareholders Meeting Federal Home Loan Bank of Boston April 18, 2007